Morgan Stanley Institutional Fund, Inc.

Inception Portfolio

Summary Prospectus   |   April 30, 2019

Share Class and Ticker Symbols
Class I	Class A	Class L	Class C	Class IS
MSSGX	MSSMX	MSSLX	MSCOX	MFLLX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFInception. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2019 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Shareholder Reports will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

The Inception Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 38 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.25%	0.27%	0.40%	2.81%	0.19%
Total Annual Fund Operating Expenses[3]	1.17%	1.44%	2.07%	4.73%	1.11%
Fee Waiver and/or Expense Reimbursement[3]	0.17%	0.09%	0.22%	2.63%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	1.85%	2.10%	0.93%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 355	$ 627	$ 1,405
Class A	$ 655	$ 948	$ 1,262	$ 2,151
Class L	$ 188	$ 628	$ 1,093	$ 2,383
Class C	$ 313	$ 1,189	$ 2,171	$ 4,647
Class IS	$ 95	$ 335	$ 594	$ 1,336

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 355	$ 627	$ 1,405
Class A	$ 655	$ 948	$ 1,262	$ 2,151
Class L	$ 188	$ 628	$ 1,093	$ 2,383
Class C	$ 213	$ 1,189	$ 2,171	$ 4,647
Class IS	$ 95	$ 335	$ 594	$ 1,336
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.93% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 2000® Growth Index. As of December 31, 2018, these market capitalizations ranged between $3.9 million and $6.2 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high-quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

high rates of return. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser conducts research to examine how environmental and social initiatives within companies can drive enterprise value by creating growth opportunities, reducing risk, driving profitability, strengthening durable competitive advantages and/or aligning with secular growth trends. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.

The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

•	Small Cap Companies. Investments in small cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	06/30/09	25.00%
Low Quarter	12/31/18	-20.03%

Average Annual Total Returns

(for the calendar periods ended December 31, 2018)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/1/1989)
Return Before Taxes	0.29%	-0.11%	12.45%	10.18%
Return After Taxes on Distributions[1]	-3.22%	-3.85%	9.91%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares	1.77%	-0.59%	10.10%	7.74%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	-5.25%	-1.48%	11.51%	8.79%
Class L (commenced operations on 11/11/2011)
Return Before Taxes	-0.58%	-0.93%	N/A	7.91%
Class C (commenced operations on 5/31/2017)
Return Before Taxes	-1.62%	N/A	N/A	2.22%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	0.38%	-0.01%	N/A	2.91%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	-9.31%	5.13%	13.52%	7.54%[4]
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[3]	-3.93%	5.51%	13.55%	9.02%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

(3)

The Lipper Small-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Counterpoint Global team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	January 1999
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	January 2002
Alexander T. Norton	Executive Director	July 2005

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2019 Morgan Stanley.

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